Purchase Contract
Contract No.: HB(09)-CR09-HC05A

Party A: Hyperera Inc.	(hereinafter referred to as Party A)
Party B: Beijing Chaoranchuangshi Technology Co., Ltd.	(hereinafter referred to as Party B)

Whereas, Pary B supply hardware products to and for Party A. THEREFORE, the Contract and Agreement are hereby made by and among the two Parties through friendly consultation adhering to the spirit of fair and cooperation and according to the relevant Laws and regulations.

1. Product List and Price

#	Name	Model and specification	Qty	Price （USD）	total price （USD）	Delivery	quality guarantee period
1	HP PROLIANT DL380 G4	2×3.0GHz CPU, 4GBMemory, 2×146G HD, 24xDVD	1	$5,968.00	$5,968.00	20 Days	36 months

				Total:	$5,968.00

(1) All prices expressed in U.S. dollars
(2) Total price includes all expense before goods acceptance, including training, technical service, trunck loading fee, packing charge and expenses of taxation.

1

2. Quality Assurance and Acceptance

 (1) Party B warrants that the products provided are of quality products manufactured by the original manufacturer (36-month after service available).
 (2) Party A and Party B check and accept goods together. Party B shall be responsible for unconditional replacement and commitment to the the loss  caused by project delay, if there is any quality problem.

3 Delivery Place and Method

Party B shall ship the goods to the place that Party A specify, the goods traffic fee shall be charged by Party B.

4. Payment

Party A shall pay the full amount to Party B after this agreement is signed.

5 Warrants about Post-sale Service

(1) Party B warrants to provide the necessary stanby parts during the product warranty period and the full lifecycle.

(2) As appropriate, Party B guarantee appoint experienced technical staff to install product on site and provide help to the whole installation and test work according the time requirement of Party A till the product can work correcttly.
(3) After all equipments are put on stream, Party B promise a 36 months warranty period after a 72-hours operation acceptance test. As appropriate, Party B shall appoint experienced maintence staff toParty A’s site. While Party A run the equipement in the regulation manner, Pary B promise to provide the free mantence service and parts exchange or update the equipement if the equipements or the material are damaged. During the warranty period, the price of the parts remain unchanged.

6 Liability for breach of contract

 (1) Party B must provide the product according to this agreement, Party A have the right to return or chang the product to Party B.

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 (2) If Party B cause Party A fail to accept goods at the appointed place and the appointed time, all the costs resulting shall be charged by Party B.
 (3) The noimplement or not full implement the duty specified in this agreement of any Party of Party A or Party B constitute a breach of contract.
 (4) Party A do not bear the responsibility and duty that related with the goods, Party B bear these responsibility and duty.

7. Irresistible Force

If because of the irresistible force, Any Party of Party A or Party B can not implement the duty specified in this agreement, the party shall inform the reason to the other party in time. After acquire the certification of relevant authority, the responsibility of breach of contract can be waived partly or fully.

8. Commencement and termination

 (1) This agreement shall be effective after the signed and the sealed of the legal representative or the persons authorized.
 (2) If Party B failed to implement one or more terms in this agreement, and can not take remedial actions during 10 days after Party A send the request, Party A have the right to terminate the contract partly or fully.
 (3) If Party B go into bankruptcy or have no capacity to carry out the contract, Party A can inform Party B to terminate the contract in writing at any time, and no need to make compensation to Party B.

9 Supplementary Articles

 (1) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party A shall be paid by Party A.
 (2) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party B shall be paid by Party B.

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 (3) Unless Party A agree in writing form, Party B can not transfer the duty of this agreement to the third party; If Party A agree Party B to subcontract to the third party, the responsibilities and obligations of Party B shall not be waived; If Party B subcontract to the third party without Party A’s agreement in writing, Party A have the right to terminate the contract at any time, all losses resulting shall be borne by Party B.
 (4) Both parties will solve the disputes arising from the Contract through friendly consultation. If both parties have no willing to consult or the consultation fails, both parties may bring a suit before a people's court of the location of the Party A.
 (5) Any and all matters uncovered herein shall be subject to the provisions of the Economic Contract Law of the People’s Republic of China.
 (6) The Contract shall be in two copies, one for each party.

Party A (seal): Hyperera Inc.	Party B(seal): Beijing Chaoranchuangshi Technology Co., Ltd.
Addr.: 2316 S.Wentworth Ave., Chicago, IL 60616	Addr.: B-11A, Kingwing Hotel, No.17 Dongsanhuan South Rd., Chaoyang, Beijing
Legal representative (Authorized representative):	Legal representative (Authorized representative):

Tel: 001-312-842-2288	Tel: 86-10-87664893
Fax：001-312-373-9339	Fax：86-10-87664589
Zip：60616	Zip：100021
Date: March 01,2009	Date: March 1, 2009

4

Purchase Contract
Contract No.: HB(09)-CR09-HC06A

Party A: Hyperera Inc.	(hereinafter referred to as Party A)
Party B: Beijing Chaoranchuangshi Technology Co., Ltd.	(hereinafter referred to as Party B)

Whereas, Pary B supply hardware products to and for Party A. THEREFORE, the Contract and Agreement are hereby made by and among the two Parties through friendly consultation adhering to the spirit of fair and cooperation and according to the relevant Laws and regulations.

1. Product List and Price

#	Name	Model and specification	Qty	Price （USD）	Amount （USD）	Delivery	quality guarantee period
1	Huawei Switch	LS-S5026C-S1	9	$16,444.00	$148,000.00	20 Days	36 months

Total:					$148,000.00

(1) All prices expressed in U.S. dollars
(2) Total price includes all expense before goods acceptance, including training, technical service, trunck loading fee, packing charge and expenses of taxation.

2. Quality Assurance and Acceptance

(1) Party B warrants that the products provided are of quality products manufactured by the original manufacturer (36-month after service available).
(2) Party A and Party B check and accept goods together. Party B shall be responsible for unconditional replacement and commitment to the the loss  caused by project delay, if there is any quality problem.

1

3 Delivery Place and Method

Party B shall ship the goods to the place that Party A specify, the goods traffic fee shall be charged by Party B.

4. Payment

Party A shall pay the full amount to Party B after this agreement is signed.

5 Warrants about Post-sale Service

(1) Party B warrants to provide the necessary stanby parts during the product warranty period and the full lifecycle.
(2) As appropriate, Party B guarantee appoint experienced technical staff to install product on site and provide help to the whole installation and test work according the time requirement of Party A till the product can work correcttly.
(3) After all equipments are put on stream, Party B promise a 36 months warranty period after a 72-hours operation acceptance test. As appropriate, Party B shall appoint experienced maintence staff toParty A’s site. While Party A run the equipement in the regulation manner, Pary B promise to provide the free mantence service and parts exchange or update the equipement if the equipements or the material are damaged. During the warranty period, the price of the parts remain unchanged.

6 Liability for breach of contract

(1) Party B must provide the product according to this agreement, Party A have the right to return or chang the product to Party B.
(2) If Party B cause Party A fail to accept goods at the appointed place and the appointed time, all the costs resulting shall be charged by Party B.
(3) The noimplement or not full implement the duty specified in this agreement of any Party of Party A or Party B constitute a breach of contract.

2

(4) Party A do not bear the responsibility and duty that related with the goods, Party B bear these responsibility and duty.

7. Irresistible Force

If because of the irresistible force, Any Party of Party A or Party B can not implement the duty specified in this agreement, the party shall inform the reason to the other party in time. After acquire the certification of relevant authority, the responsibility of breach of contract can be waived partly or fully.

8. Commencement and termination

(1) This agreement shall be effective after the signed and the sealed of the legal representative or the persons authorized.
(2) If Party B failed to implement one or more terms in this agreement, and can not take remedial actions during 10 days after Party A send the request, Party A have the right to terminate the contract partly or fully.
(3) If Party B go into bankruptcy or have no capacity to carry out the contract, Party A can inform Party B to terminate the contract in writing at any time, and no need to make compensation to Party B.
9 Supplementary Articles
(1) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party A shall be paid by Party A.
(2) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party B shall be paid by Party B.
(3) Unless Party A agree in writing form, Party B can not transfer the duty of this agreement to the third party; If Party A agree Party B to subcontract to the third party, the responsibilities and obligations of Party B shall not be waived; If Party B subcontract to the third party without Party A’s agreement in writing, Party A have the right to terminate the contract at any time, all losses resulting shall be borne by Party B.
(4) Both parties will solve the disputes arising from the Contract through friendly consultation. If both parties have no willing to consult or the consultation fails, both parties may bring a suit before a people's court of the location of the Party A.

3

(5) Any and all matters uncovered herein shall be subject to the provisions of the Economic Contract Law of the People’s Republic of China.
(6) The Contract shall be in two copies, one for each party.

Party A (seal):	Party B(seal):
Hyperera Inc.	Beijing Chaoranchuangshi Technology Co., Ltd.
Addr.: 2316 S.Wentworth Ave., Chicago, IL 60616	Addr.: B-11A, Kingwing Hotel, No.17 Dongsanhuan South Rd., Chaoyang, Beijing
Legal representative (Authorized representative):	Legal representative (Authorized representative):

Tel: 001-312-842-2288	Tel: 86-10-87664893
Fax：001-312-373-9339	Fax：86-10-87664589
Zip：60616	Zip：100021
Date: March 01,2009	Date: March 1, 2009

4

Purchase Contract
Contract No.: HB(09)-CR09-HC03A

Party A: Hyperera Inc.	(hereinafter referred to as Party A)
Party B: Beijing Chaoranchuangshi Technology Co., Ltd.	(hereinafter referred to as Party B)

Whereas, Pary B supply hardware products to and for Party A. THEREFORE, the Contract and Agreement are hereby made by and among the two Parties through friendly consultation adhering to the spirit of fair and cooperation and according to the relevant Laws and regulations.

1. Product List and Price

#	Name	Model and specification	Qty	Price （USD）	Amount （USD）	Delivery	quality guarantee period
1	Network Cabinet	AST6942-42U	14	$3,859.28	$54,030.00	20 Days	36 months

				Total:	$54,030.00

 (1) All prices expressed in U.S. dollars
 (2) Total price includes all expense before goods acceptance, including training, technical service, trunck loading fee, packing charge and expenses of taxation.

2. Quality Assurance and Acceptance

 (1) Party B warrants that the products provided are of quality products manufactured by the original manufacturer (36-month after service available).
 (2) Party A and Party B check and accept goods together. Party B shall be responsible for unconditional replacement and commitment to the the loss  caused by project delay, if there is any quality problem.

3 Delivery Place and Method

Party B shall ship the goods to the place that Party A specify, the goods traffic fee shall be charged by Party B.

4. Payment

Party A shall pay the full amount to Party B after this agreement is signed.

5 Warrants about Post-sale Service

 (1) Party B warrants to provide the necessary stanby parts during the product warranty period and the full lifecycle.
 (2) As appropriate, Party B guarantee appoint experienced technical staff to install product on site and provide help to the whole installation and test work according the time requirement of Party A till the product can work correcttly.
 (3) After all equipments are put on stream, Party B promise a 36 months warranty period after a 72-hours operation acceptance test. As appropriate, Party B shall appoint experienced maintence staff toParty A’s site. While Party A run the equipement in the regulation manner, Pary B promise to provide the free mantence service and parts exchange or update the equipement if the equipements or the material are damaged. During the warranty period, the price of the parts remain unchanged.

6 Liability for breach of contract

 (1) Party B must provide the product according to this agreement, Party A have the right to return or chang the product to Party B.
 (2) If Party B cause Party A fail to accept goods at the appointed place and the appointed time, all the costs resulting shall be charged by Party B.
 (3) The noimplement or not full implement the duty specified in this agreement of any Party of Party A or Party B constitute a breach of contract.

 (4) Party A do not bear the responsibility and duty that related with the goods, Party B bear these responsibility and duty.

7. Irresistible Force

If because of the irresistible force, Any Party of Party A or Party B can not implement the duty specified in this agreement, the party shall inform the reason to the other party in time. After acquire the certification of relevant authority, the responsibility of breach of contract can be waived partly or fully.

8. Commencement and termination

 (1) This agreement shall be effective after the signed and the sealed of the legal representative or the persons authorized.
 (2) If Party B failed to implement one or more terms in this agreement, and can not take remedial actions during 10 days after Party A send the request, Party A have the right to terminate the contract partly or fully.
 (3) If Party B go into bankruptcy or have no capacity to carry out the contract, Party A can inform Party B to terminate the contract in writing at any time, and no need to make compensation to Party B.

9 Supplementary Articles

 (1) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party A shall be paid by Party A.
 (2) According to the Tax Laws in effect, all the taxes and duties in connection with and in the execution of the Contract to Party B shall be paid by Party B.
 (3) Unless Party A agree in writing form, Party B can not transfer the duty of this agreement to the third party; If Party A agree Party B to subcontract to the third party, the responsibilities and obligations of Party B shall not be waived; If Party B subcontract to the third party without Party A’s agreement in writing, Party A have the right to terminate the contract at any time, all losses resulting shall be borne by Party B.
 (4) Both parties will solve the disputes arising from the Contract through friendly consultation. If both parties have no willing to consult or the consultation fails, both parties may bring a suit before a people's court of the location of the Party A.

 (5) Any and all matters uncovered herein shall be subject to the provisions of the Economic Contract Law of the People’s Republic of China.
 (6) The Contract shall be in two copies, one for each party.

Party A (seal): Hyperera Inc.	Party B(seal): Beijing Chaoranchuangshi Technology Co., Ltd.
Addr.: 2316 S.Wentworth Ave., Chicago, IL 60616	Addr.: B-11A, Kingwing Hotel, No.17 Dongsanhuan South Rd., Chaoyang, Beijing
Legal representative (Authorized representative):	Legal representative (Authorized representative):

Tel: 001-312-842-2288	Tel: 86-10-87664893
Fax: 001-312-373-9339	Fax: 86-10-87664589
Zip: 60616	Zip: 100021
Date: March 01,2009	Date: March 1, 2009